UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
(a) On March 13, 2006, Stewart Enterprises, Inc. (“the Company”) entered into employment agreement amendments with Thomas M. Kitchen, Executive Vice President and Chief Financial Officer, and Lawrence B. Hawkins, Executive Vice President and President — Investors Trust, Inc.
     The employment agreement amendments for Mr. Kitchen and Mr. Hawkins are effective as of January 1, 2006 and provide for a base salary of $325,000 per fiscal year and eligibility to be considered for a maximum fiscal year 2006 bonus of up to 130 percent of base salary.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement dated March 13, 2006 by and between Stewart Enterprises, Inc. and Thomas M. Kitchen

10.2	Amendment No. 1 to Employment Agreement dated March 13, 2006 by and between Stewart Enterprises, Inc. and Lawrence B. Hawkins

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
March 14, 2006	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement dated March 13, 2006 by and between Stewart Enterprises, Inc. and Thomas M. Kitchen

10.2	Amendment No. 1 to Employment Agreement dated March 13, 2006 by and between Stewart Enterprises, Inc. and Lawrence B. Hawkins